Shareholder Value Enhancement Initiatives SHAREHOLDER VALUE ENHANCEMENT INITIATIVES November 2023 Exhibit 99.2

Shareholder Value Enhancement Initiatives Forward-Looking Statements 1 Forward-Looking Statements - Certain statements in this communication regarding anticipated financial outcomes including Rayonier’s planned asset dispositions, use of proceeds, impact on debt and leverage levels and targets, impact on EBITDA and CAD trading multiples and expected cost of debt, earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s business strategies, expected harvest schedules, timberland acquisitions and dispositions, the anticipated benefits of Rayonier’s business strategies, and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the risk that the Oregon disposition will not be completed on a timely basis or at all; the risk that the remaining $1 billion of select assets sales does not occur on the contemplated timetable or at all; the risk that we will not be able to reduce our existing debt in accordance with the Plan; the risk that we will not be able to achieve our revised leverage target in accordance with the Plan; the risk that we will not be able to deploy net proceeds from the asset dispositions contemplated by the Plan in the manner and timeframe we anticipate, including the risk that such proceeds will not be sufficient to achieve the target leverage ratio described in the Plan or to return capital to shareholders; the risk that we will otherwise not be able to execute on the Plan; the uncertain outcome, impact, effects and results of the Plan or the announcement or execution of the Plan, including the diversion of management time and attention; the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings, including any downturn in the housing market; entry of new competitors into our markets; changes in global economic conditions and world events, including the war in Ukraine, conflict in the Middle East and escalating tensions between China and Taiwan; business disruptions arising from public health crises and outbreaks of communicable diseases; fluctuations in demand for our products in Asia, and especially China; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging, trucking and ocean freight services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, endangered species and development of real estate generally, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida and Washington, including changes in law, policy and political factors beyond our control; the availability of financing for real estate development and mortgage loans; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; and our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment. For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (the “SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC. Non-GAAP Financial and Net Debt Measures – To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier has presented forward-looking statements regarding “Adjusted EBITDA,” which is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non-operating income and expense, operating loss (income) attributable to noncontrolling interests in Timber Funds, costs related to the merger with Pope Resources, timber write-offs resulting from casualty events, the gain on investment in Timber Funds, Fund II Timberland Dispositions, costs related to shareholder litigation, gain on foreign currency derivatives, gain associated with the multi-family apartment sale attributable to NCI, internal review and restatement costs, net income from discontinued operations and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It excludes specific items that management believes are not indicative of the Company’s ongoing operating results. Rayonier is unable to present a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on Rayonier’s future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company's actual results and preliminary financial data set forth above may be material.

Asset Disposition & Capital Structure Realignment Plan

DISPOSITION PLAN TARGETING ~$1BN OF ASSET SALES

- Rayonier is targeting ~$1 billion of select asset sales over the next 18 months (including the $242 million asset sale announced today)
- Asset disposition plan intended to enhance shareholder value by capturing significant disparity between public and private market timberland values
- Proceeds will be used to achieve new capital structure targets and return meaningful capital to shareholders

ENHANCED CREDIT RATIO TARGETS

- Rayonier is enhancing its credit ratio targets based on “higher for longer” rate outlook
- Reducing Net Debt / Adjusted EBITDA target from ≤ 4.5x to ≤ 3.0x and Net Debt / Asset Value target from ≤ 30% to ≤ 20%
- Enhanced credit ratio targets expected to improve CAD* per share and provide greater capital allocation flexibility

DISPOSITION OF OREGON PROPERTIES

- Sale of ~55,000 acres in Oregon for $242 million (~$4,400 per acre)
- Sale price represents multiple of 42x 3-year Avg. EBITDA* (2021-23E) – a significant premium to Rayonier’s implied EBITDA* trading multiple
- Proceeds used to repay $150 million of floating-rate debt and retain cash on the balance sheet for further debt retirement / return of capital to shareholders
- Anticipating pro forma CAD* per share accretion of ~6% after application of proceeds

Rayonier

* Non-GAAP measure (see Appendix for definition).

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Shareholder Value Enhancement Initiatives 18.2x 23.1x 35.0x 53.2x 41.8x – 10.0x 20.0x 30.0x 40.0x 50.0x 60.0x Rayonier (2023E Adj. EBITDA) NCREIF U.S. South (LTM EBITDA) NCREIF U.S. PNW (LTM EBITDA) NZ Appraisal (LTM Timber EBITDA) Enterprise Value / Timber EBITDA Enterprise Value / Adjusted EBITDA Public vs. Private Disconnect / Arbitrage Opportunity  Rayonier’s public market valuation is currently well below private market valuation benchmarks Rayonier’s Current Trading Multiples:  Ent. Value / 2023E Adjusted EBITDA*: 18.2x  Ent. Value / 2023E Timber EBITDA*: 23.1x (For better comparison to private market benchmarks) (1) Private Market Benchmarks:  NCREIF U.S. South index implied multiples: ̶ Multiple of LTM (as of 3Q23) EBITDA: 35.0x ̶ Multiple of 5-year average (2018-22) EBITDA: 41.0x  NCREIF U.S. Pacific Northwest index implied multiples: ̶ Multiple of LTM (as of 3Q23) EBITDA: 53.2x ̶ Multiple of 5-year average (2018-22) EBITDA: 31.5x  New Zealand appraisal value as of 12/31/2022: ̶ Multiple of LTM (as of 3Q23) Timber EBITDA: 41.8x ̶ Multiple of 5-year average (2019-23E) Timber EBITDA: 22.3x 3 Key Observations Rayonier intends to capitalize on the historically wide disparity between public and private market timberland values through its announced asset disposition plan. Enterprise Value / EBITDA Multiple Comparison * Non-GAAP measure (see Appendix for definitions and reconciliations). Source: Multiples for NCREIF Indices based on current index value per acre divided by LTM EBITDA and 5-year average EBITDA per acre, respectively. Multiples for RYN based on Enterprise Value and midpoint of 2023E Adj. EBITDA guidance per Q2 2023 Financial Supplement. See Appendix for detailed calculations. (1) Enterprise Value to Timber EBITDA is intended to capture implied trading multiple of Timber Segments EBITDA for better comparison to private market benchmarks. Enterprise Value is not adjusted for any allocation of value to HBU real estate / development portfolio. (1)

Shareholder Value Enhancement Initiatives – $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2023 2024 2025 2026 2027 2028 2029 2030+ Hedged for Term Floating Hedged until 2024 Enhanced Target Capital Structure & Financial Policy 4 Credit Highlights & Ratio Targets Enhanced credit ratio targets will further strengthen Rayonier’s balance sheet and provide greater capital allocation flexibility amid anticipated “higher-for-longer” interest rate environment. Current Credit Ratings  S&P: BBB- / Stable  Moody’s: Baa3 / Stable Credit Highlights  Strong Adj. EBITDA* margins  High EBITDA-to-FCF conversion  Significant asset coverage  Weighted avg. cost of debt: – Current: ~3.2% / 90% fixed – Pro Forma for $150mm Paydown: ~2.8% / 100% fixed Credit Ratio Targets  Committed to maintaining an investment grade credit profile  Target credit metrics include: ̶ Net Debt / Adj. EBITDA*: ≤ 3.0x ≤ 4.5x ̶ Net Debt / Asset Value: ≤ 20% ≤ 30% * Non-GAAP measure (see Appendix for definitions and reconciliations). (1) Maturity profile excludes New Zealand minority shareholder loans, which are expected to be renewed at maturity. (2) Assumes transaction fees and expenses of $2.5 million. Pro Forma Adjusted EBITDA for OR disposition based on 3-year average EBITDA attributable to the property (2021-23E). Pro Forma Capitalization & Maturity Profile (1) ($ in millions) 9/30/2023 OR Sale (2) Pro Forma Total Debt (3) $1,519.0 ($150.0) $1,369.0 (–) Cash ($107.8) ($89.5) ($197.3) Net Debt $1,411.2 ($239.5) $1,171.7 Credit / Valuation Data 2023E Adjusted EBITDA (4) $287.5 ($5.8) $281.8 Shares / OP Units Outstanding 150.7 – 150.7 Enterprise Value (5) $5,234.5 ($239.5) $4,995.0 Credit Statistics Net Debt / Adjusted EBITDA* 4.9x – 4.2x Net Debt / Enterprise Value* (5) 27% – 23% ($ in millions) $150MM to be retired with OR sale proceeds New Targets Previous Targets Pro Forma Debt Cost $150MM of remaining floating rate exposure through 2025 (3) Debt reflects principal on long-term debt, gross of deferred financing costs and unamortized discounts. (4) Rayonier 2023E Adjusted EBITDA based on midpoint of full-year guidance per Q2 2023 Financial Supplement. (5) Enterprise value based on market capitalization (including Rayonier, L.P. “OP units”) plus net debt based on RYN share price of $25.37 (as of 10/30/23). Assumes constant share price pre and post disposition.

Oregon Disposition – Overview / Rationale

Rayonier has entered into an agreement to sell 55,000 acres in Southwest Oregon to Manulife Investment Management on behalf of clients for a purchase price of $242 million (~$4,400 per acre)

- Allows Rayonier to capitalize on significant public-private disconnect and generate per share CAD accretion
- Closing anticipated to occur before year-end (contingent on customary closing conditions)
- Expected to reduce Rayonier's Pacific Northwest sustainable yield by ~32 MMBF per year [(1)]

Disposition Highlights

CAPITALIZES ON PUBLIC-PRIVATE DISCONNECT	▪ Current private market valuations translate to significantly higher EBITDA and CAD multiples relative to Rayonier's current trading multiples ▪ Historical EBITDA[(2)] of ~$6 million for Southwest Oregon implies an EBITDA multiple of ~42x ▪ Capitalizing on arbitrage opportunity enhances Rayonier's intrinsic value per share
IMPORTANT INITIAL STEP TOWARD ENHANCED CREDIT RATIO TARGETS	▪ Reduces net leverage by 0.7x – significant progress in achieving enhanced credit ratio targets ▪ First step in targeted asset dispositions to generate proceeds for de-leveraging and return of capital to shareholders
CONSISTENT WITH ACTIVE PORTFOLIO MANAGEMENT STRATEGY	▪ While the disposition is a high-quality property, Rayonier has been unable to gain scale in Southwest Oregon since the acquisition of this property in 2016 ▪ Recent transactions in Oregon have been materially above Rayonier's public market trading value
STRONG CAPITAL ALLOCATION FIT	▪ $150 million of proceeds used to repay the only floating rate debt in Rayonier's capital structure ▪ Remaining proceeds provide enhanced strategic and capital allocation flexibility ▪ Expected to generate pro forma CAD per share accretion of ~6%
MINIMAL IMPACTS TO RESIDUAL PACIFIC NORTHWEST PORTFOLIO	▪ Minimal impacts to operating cash flow over the next decade due to relatively young age-class ▪ Distant from the vast majority of Rayonier's Pacific Northwest portfolio located in Washington ▪ Minimal impact to residual productivity, Douglas-fir species mix, and age-class distribution

(1) "Sustainable yield" is defined and provided in the Company's latest report on Form 10-K.
(2) Based on 3-year Average EBITDA attributable to Southwest Oregon for 2021-2023E.

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Sources & Uses / Pro Forma Transaction Consequences

Sources	
Oregon Sale Proceeds	$242.0
Total	**$242.0**

Uses	
Incremental Term Loan III Paydown	$150.0
Transaction Fees & Expenses	2.5
Increase in Cash Balance	89.5
Total	**$242.0**

($ in millions, except per share amounts)	Rayonier @ 9/30/2023	Sale of Oregon Timberlands: Transaction Consequences [1]	Sale of Oregon Timberlands: Pro Forma
Balance Sheet			
Debt	$1,519.0	($150.0)	$1,369.0
(–) Cash [2]	107.8	89.5	197.3
Net Debt	$1,411.2	($239.5)	$1,171.7
Adjusted EBITDA & CAD	**2023E [3]**		
Pro Forma Adj. EBITDA	$287.5	($5.8)	$281.8
(–) CapEx	85.0	(1.2)	83.8
(–) Cash Interest (net)	44.1	(13.8)	30.3
(–) Cash Taxes	4.5	–	4.5
Implied CAD	$153.9	$9.3	$163.2
Shares Outstanding (MMs)	150.7	–	150.7
CAD Accretion / (Dilution)			
Implied CAD per Share	$1.02	–	$1.08
Accretion / (Dilution) vs. Standalone	–	–	*6.0%*
Pro Forma Credit Ratios			
Net Debt / Adj. EBITDA	4.9x	–	4.2x
Adj. EBITDA / Interest (net)	6.5x	–	9.3x

(1) Assumes $150 million paydown of floating rate portion of Incremental Term Loan III at current effective cost of 6.2%.
(2) Cash balance assumed to earn interest at 5.0% per annum (except $25 million of cash for working capital).
(3) 2023 standalone Rayonier based on midpoint of full-year guidance provided in Q2 2023 Earnings Release, Financial Supplement, and Form 10-Q.

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Shareholder Value Enhancement Initiatives – Next Steps

- The plan announced today will allow Rayonier to create value from the elevated disconnect between private market timberland values and the Company's public market valuation
- Rayonier's size, scale, and pure-play timber REIT structure provide the strategic flexibility to take these initiatives to unlock shareholder value

OBJECTIVE	▪ Rayonier is targeting total dispositions of ~$1 Bn to achieve its enhanced capital structure targets
TIMING	▪ Expect to complete dispositions over the next ~18 months
USE OF PROCEEDS	▪ Use of proceeds to be focused on balanced mix of debt retirement and return of capital to shareholders (i.e., share buybacks and/or special distributions)
ACTIVE PORTFOLIO MANAGEMENT	▪ Strategy focused on divesting less strategic assets and concentrating capital in markets with the strongest cash flow attributes and most favorable long-term growth prospects
FUTURE UPDATES	▪ Further details will be provided as sales are completed and at our Investor Day on 2/28/24

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Shareholder Value Enhancement Initiatives Appendix: Debt Profile & Floating Rate Exposure 8

Rayonier Debt Profile @ 9/30/23 & 8/1/24

Rayonier Debt Profile @ 9/30/2023

Denotes debt earmarked for near-term repayment with asset sale proceeds

($ in millions)		Debt Balance		Initial Term		Years to	Effective	Annual Interest	
		9/30/2023	Pro Forma	(Years)	Maturity	Maturity	Rate (1)	Current	Pro Forma
Senior Unsecured Notes II		$450.0	$450.0	10.0	May-31	7.6	2.75%	$12.4	$12.4
Incremental Term Loan II		200.0	200.0	8.0	Jun-29	5.7	1.53%	3.1	3.1
Term Loan		350.0	350.0	9.0	Apr-28	4.5	3.09%	10.8	10.8
Incremental Term Loan III (Swapped)		100.0	100.0	5.0	Dec-27	4.2	4.63%	4.6	4.6
Incremental Term Loan III (Floating) (2)		150.0	–	5.0	Dec-27	4.2	6.22%	9.3	–
Incremental Term Loan		200.0	200.0	10.0	Apr-26	2.6	2.46%	4.9	4.9
Revolving Credit Facility (2)		–	–	5.0	Jun-26	2.7	6.56%	–	–
NZ Minority SH Loans (3)		69.0	69.0	5.0	Jul-26	2.8	4.43%	3.1	3.1
Total / Weighted Avg.		**$1,519.0**	**$1,369.0**	**NA**	**NA**	**5.2**	**3.17%**	**$48.2**	**$38.9**
	% Fixed	***90.1%***	***100.0%***			***Implied Weighted Avg. Rate***		***3.17%***	***2.84%***
(–) Cash & Equivalents (4)		107.8	197.3	–	–	–	5.00%	4.1	8.6
Net Debt / Net Interest		**$1,411.2**	**$1,171.7**	**NA**	**NA**	**NA**	**NA**	**$44.1**	**$30.3**

Rayonier Debt Profile @ 8/1/2024

Denotes debt earmarked for near-term repayment with asset sale proceeds

($ in millions)		Debt Balance		Initial Term		Years to	Effective	Annual Interest	
		8/1/2024	Pro Forma	(Years)	Maturity	Maturity	Rate (1)	8/1/2024	Pro Forma
Senior Unsecured Notes II		$450.0	$450.0	10.0	May-31	6.8	2.75%	$12.4	$12.4
Incremental Term Loan II		200.0	200.0	8.0	Jun-29	4.8	1.53%	3.1	3.1
Term Loan (Floating) (5)(6)		150.0	–	9.0	Apr-28	3.7	5.97%	9.0	–
Term Loan (Swapped) (6)		200.0	200.0	9.0	Apr-28	3.7	2.28%	4.6	4.6
Incremental Term Loan III (Swapped)		100.0	100.0	5.0	Dec-27	3.4	4.63%	4.6	4.6
Incremental Term Loan		200.0	200.0	10.0	Apr-26	1.7	2.46%	4.9	4.9
Revolving Credit Facility (5)		–	–	5.0	Jun-26	1.8	6.31%	–	–
NZ Minority SH Loans (3)		69.0	69.0	5.0	Jul-26	1.9	4.43%	3.1	3.1
Total / Weighted Avg.		**$1,369.0**	**$1,219.0**	**NA**	**NA**	**4.5**	**3.04%**	**$41.6**	**$32.6**
	% Fixed	***89.0%***	***100.0%***			***Implied Weighted Avg. Rate***		***3.04%***	***2.67%***
(–) Cash & Equivalents (4)		197.3	47.3	–	–	–	5.00%	8.6	1.1
Net Debt / Net Interest		**$1,171.7**	**$1,171.7**	**NA**	**NA**	**NA**	**NA**	**$32.9**	**$31.5**

(1) Based on all-in effective rate taking account of interest rate swaps, spread over benchmark rate, and Farm Credit patronage refunds.
(2) Based on daily simple SOFR rate of 5.31% as of 9/30/2023.
(3) Maturity date of New Zealand minority shareholder loans based on weighted average maturity date of three tranches. Loans expected to be renewed at maturity.
(4) Assumes $25 million of cash for working capital; balance of cash assumed to earn interest at 5.00%.
(5) Based on SOFR forward curve; assumes 1-month term SOFR rate of 5.06% as of 8/1/2024.
(6) Current swaps mature Aug-2024; thereafter, $200mm is swapped at ~1.37% and remaining $150mm is unhedged.

Rayonier

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Shareholder Value Enhancement Initiatives 2023 2024 2025 2026 2027 2028 Thereafter (1) Total Debt Before Paydown $1,519.0 $1,369.0 $1,219.0 $1,219.0 $1,019.0 $919.0 $719.0 (–) Assumed Debt Paydown (150.0) (150.0) – (200.0) (100.0) (200.0) – Pro Forma Debt $1,369.0 $1,219.0 $1,219.0 $1,019.0 $919.0 $719.0 $719.0 Pro Forma Debt Metrics Assuming Debt Paydown At or Before Maturity Weighted Avg. Cost of Debt 2.84% 2.67% 2.67% 2.72% 2.51% 2.57% 2.57% % Fixed Rate 100% 100% 100% 100% 100% 100% 100% $150 $150 $200 $100 $200 $719 – $100 $200 $300 $400 $500 $600 $700 $800 2023 2024 2025 2026 2027 2028 Thereafter Current Floating Rate Debt Swap Maturity Debt Maturity Rayonier Maturity Profile & Floating Rate Exposure 10 Rayonier has a well-staggered maturity profile with limited near-term maturities. Proceeds from asset sales will facilitate debt repayment and maintain a low, fixed-rate cost of debt. (1) New Zealand minority shareholder loans are included in “Thereafter” category, as they are expected to be renewed at maturity. Floating Rate Exposure Through 2024: $300MM ($150MM after Term Loan Paydown) Through 2026: $500MM Through 2028: $800MM Earmarked for Near- term Repayment with Asset Sale Proceeds Rayonier Debt / Interest Rate Swap Maturity Profile (1)

Shareholder Value Enhancement Initiatives Appendix: NCREIF U.S. South Index Statistics 11

Shareholder Value Enhancement Initiatives – 10x 20x 30x 40x 50x 60x – $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 – $10 $20 $30 $40 $50 $60 U.S. South Historical Valuation Snapshot (NCREIF) 12 U.S. South EBITDA per Acre (NCREIF) U.S. South timberlands have traded at an average EBITDA multiple (excluding land sales) of ~40x over the last 23 years and ~39x over the last 10 years. Source: National Council of Real Estate Investment Fiduciaries. Note: Rate of harvest information is not available. U.S. South Value per Acre (NCREIF) U.S. South EBITDA Multiples (NCREIF) 2000-2022 Average = 40.0x 2013-2022 Average = 39.1x

Shareholder Value Enhancement Initiatives – 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 EBITDA Return 10-year UST (10.0%) (5.0%) – 5.0% 10.0% 15.0% 20.0% 25.0% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 EBITDA Return Appreciation Return Historical Components of U.S. South Timberland Returns (NCREIF) 13 NCREIF South Historical Returns U.S. South timberlands have historically been bid to EBITDA cap rates in the range of 2.5% to 3.0%. Source: National Council of Real Estate Investment Fiduciaries. Note: Rate of harvest information is not available. NCREIF South Historical EBITDA Returns vs. 10-Year Treasury 20-Year 10-Year Avg. EBITDA Return 2.6% 2.6% Avg. Spread to 10-yr UST (0.3%) 0.5% 20-Year 10-Year Avg. EBITDA Return 2.6% 2.6% Avg. Appreciation Return 3.7% 2.7%

Shareholder Value Enhancement Initiatives Appendix: NCREIF Pacific Northwest Index Statistics 14

Shareholder Value Enhancement Initiatives – $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 – $25 $50 $75 $100 $125 $150 $175 $200 – 10.0x 20.0x 30.0x 40.0x 50.0x Pacific Northwest Historical Valuation Snapshot (NCREIF) 15 U.S. PNW EBITDA per Acre (NCREIF) Pacific NW timberlands have traded at an average EBITDA multiple (excluding land sales) of ~28x over the last 23 years, although multiples have fluctuated significantly due to historical EBITDA volatility. Source: National Council of Real Estate Investment Fiduciaries. Note: NCREIF Northwest data includes eastside properties. Rate of harvest information is not available. U.S. PNW Value per Acre (NCREIF) U.S. Pacific Northwest EBITDA Multiples (NCREIF) 2000-2022 Average = 27.7x 2013-2022 Average = 30.4x 88x

Shareholder Value Enhancement Initiatives – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 EBITDA Return 10-year UST (20.0%) (10.0%) – 10.0% 20.0% 30.0% 40.0% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 EBITDA Return Appreciation Return Historical Components of PNW Timberland Returns (NCREIF) 16 NCREIF Northwest Historical Returns Over the past 15 years, PNW timberlands have been bid to EBITDA cap rates in the range of 2.5% to 4.5%. Source: National Council of Real Estate Investment Fiduciaries. Note: NCREIF Northwest data includes eastside properties. Rate of harvest information is not available. NCREIF Northwest Historical EBITDA Returns vs. 10-Year Treasury 20-Year 10-Year Avg. EBITDA Return 4.5% 3.6% Avg. Spread to 10-yr UST 1.5% 1.3% 20-Year 10-Year Avg. EBITDA Return 4.5% 3.6% Avg. Appreciation Return 5.1% 4.1%

Shareholder Value Enhancement Initiatives Appendix: Definitions & Reconciliations 17

Shareholder Value Enhancement Initiatives 18 Definitions of Non-GAAP Measures and Pro Forma Items Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development, non-operating income and expense, timber write-offs resulting from casualty events and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It excludes the impact of specific items that management believes are not indicative of the Company’s ongoing operating results. Cash Available for Distribution (CAD) is defined as cash provided by operating activities adjusted for capital spending (excluding timberland acquisitions and real estate development investments) and working capital and other balance sheet changes. CAD is a non- GAAP measure of cash generated during a period that is available for common stock dividends, distributions to Operating Partnership unitholders, distributions to noncontrolling interests, repurchase of the Company's common shares, debt reduction, timberland acquisitions and real estate development investments. CAD is not necessarily indicative of the CAD that may be generated in future periods. Pro Forma operating income (loss) is defined as operating income (loss) adjusted for timber write-offs resulting from casualty events and Large Dispositions. Rayonier believes that this non-GAAP financial measure provides investors with useful information to evaluate our core business operations because it excludes specific items that are not indicative of the Company's ongoing operating results. Net Debt is calculated as total debt less cash and cash equivalents. Timber write-offs resulting from casualty events include the write-off of merchantable and pre-merchantable timber volume destroyed by casualty events which cannot be salvaged.

Shareholder Value Enhancement Initiatives 19 Reconciliation of Net Debt ($ in millions) Q3 2023 Long-term debt, net of deferred financing costs and unamortized discounts $1,511.4 Plus - deferred financing costs 4.7 Plus - unamortized discounts 2.9 Total Debt, (Principal Only) $1,519.0 Cash and cash equivalents (107.8) Net Debt $1.411.2 ($ in millions) Pro Forma Total Debt, (Principal Only) @ 9/30/2023 $1,519.0 Less - repayment of floating rate portion of Incremental Term Loan III (150.0) Total Debt, (Principal Only) $1,369.0 Cash and cash equivalents @ 9/30/2023 (107.8) Cash proceeds from Oregon sale (242.0) Cash transaction fees and expenses 2.5 Cash used for repayment of floating rate portion of Incremental Term Loan III 150.00 Net Debt $1,171.7

Enterprise Value to Adjusted EBITDA Multiple Calculations

($ in millions, except per share and per acre amounts)	Rayonier	NCREIF U.S. South	NCREIF U.S. South	NCREIF U.S. PNW	NCREIF U.S. PNW	Appraisal New Zealand	Appraisal New Zealand
	2023 Guidance	LTM EBITDA	5-Yr Average	LTM EBITDA	5-Yr Average	LTM Actual (1)	5-Yr Average (1)
Timber Segment(s)	$227.0	—	—	—	—	$27.0	$51.0
Real Estate	95.0	—	—	—	—	—	—
(-) Corporate / Other	(34.5)	—	—	—	—	—	—
Total Adjusted EBITDA (2)	**$287.5**	—	—	—	—	$27.0	$51.0
Period Average Acres	2,681	—	—	—	—	297	296
EBITDA per Acre	**NM**	**$59.0**	**$50.4**	**$60.5**	**$102.2**	**$92.2**	**$173.1**
Valuation							
Share Price @ 10/30/2023	$25.37	NA	NA	NA	NA	NA	NA
Shares and Units Outstanding (MMs)	150.7	NA	NA	NA	NA	NA	NA
Equity Market Capitalization	$3,824	—	—	—	—	—	—
(+) Net Debt (2)	1,411	—	—	—	—	—	—
Enterprise Value / Index Value / Appraisal (3)	**$5,234**	**$16,666**	**$15,214**	**$7,058**	**$6,206**	**$1,141**	**$1,141**
Implied Value per Acre	**NM**	**$2,064**	**$2,064**	**$3,219**	**$3,219**	**$3,855**	**$3,855**
EV / EBITDA Multiples							
Enterprise Value / Adjusted EBITDA (2)	18.2x	35.0x	41.0x	53.2x	31.5x	41.8x	22.3x
Enterprise Value / Timber EBITDA (2)(4)	23.1x	35.0x	41.0x	53.2x	31.5x	41.8x	22.3x

(1) Excludes contribution from carbon credits.
(2) Non-GAAP measure.
(3) NCREIF index values based on ending market value as of Q3-2023. New Zealand appraisal value as of 12/31/22 based on Matariki Forestry Group appraisal prepared for compliance with statutory financial reporting requirements.
(4) Enterprise Value to Timber EBITDA is intended to capture implied trading multiple of Timber Segments EBITDA for better comparison to private market benchmarks. Enterprise Value is not adjusted for any allocation of value to HBU real estate / development portfolio.

Rayonier
Shareholder Value Enhancement Initiatives
20

Shareholder Value Enhancement Initiatives 21 Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment ($ in millions) Southern Timber Pacific Northwest Timber New Zealand Timber Timber Funds Real Estate Trading Corporate and Other Total 2023E (1) Operating income $72.7 ($7.5) $19.2 — $52.8 — ($36.0) $101.2 Timber write-offs resulting from a casualty event (2) — — 2.3 — — — — 2.3 Pro forma operating income (loss) (2) $72.7 ($7.5) $21.5 — $52.8 — ($36.0) $103.5 Depreciation, depletion & amortization 79.8 39.5 21.0 — 15.2 — 1.5 157.0 Non-cash cost of land and improved development — — — — 27.0 — — 27.0 Adjusted EBITDA (2) $152.5 $32.0 $42.5 — $95.0 — ($34.5) $287.5 (1) Based on midpoint of 2023E Adj. EBITDA guidance per Q2 2023 Financial Supplement. (2) Non-GAAP measure.